NASDAQ: ATRS Raymond James Life Sciences & MedTech Conference June 18, 2019 Robert F. Apple President & Chief Executive Officer Exhibit 99.1

Safe Harbor Statement This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that can cause actual results to differ materially from those described. Factors that may cause such differences include, but are not limited to: adequate reimbursement coverage and commercial success of XYOSTED™ and future revenue from the same; market acceptance of Teva’s generic epinephrine auto-injector product and future revenue from the same; timing and successful development and FDA approval of the rescue pen with Pfizer and future revenue from the same; market acceptance and revenue from AMAG Pharmaceutical’s Makena® subcutaneous auto injector product; successful completion of the transaction with Ferring International Center, S.A. and satisfaction of the various conditions in the Ferring asset purchase agreement and payment of the full purchase price; Teva’s ability to successfully commercialize VIBEX® Sumatriptan Injection USP and the amount of revenue from the same; continued growth of prescriptions and sales of OTREXUP®; the timing and results of the Company’s or its partners’ research projects or clinical trials of product candidates in development including ATRS-1701 and ectopic pregnancy; actions by the FDA or other regulatory agencies with the respect to the Company’s products or product candidates of its partners including Teva and Pfizer; continued growth in product, development, licensing and royalty revenue; achievement of the Company’s 2019 revenue guidance; the Company’s ability to obtain financial and other resources for its research, development, clinical, and commercial activities and other statements regarding matters that are not historical facts, and involve predictions. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance, achievements or prospects to be materially different from any future results, performance, achievements or prospects expressed in or implied by such forward-looking statements. In some cases you can identify forward-looking statements by terminology such as ''may'', ''will'', ''should'', ''would'', ''expect'', ''intend'', ''plan'', ''anticipate'', ''believe'', ''estimate'', ''predict'', ''potential'', ''seem'', ''seek'', ''future'', ''continue'', or ''appear'' or the negative of these terms or similar expressions, although not all forward-looking statements contain these identifying words. Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the "Risk Factors" section of the Company's most recently filed Annual Report on Form 10-K, and in the Company's other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this presentation. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law. ©2019 Copyright Antares Pharma, Inc. All Rights Reserved.

Antares Pharma An Innovative Leader in Self-Administered Injection Technology – Five products utilizing ATRS devices FDA approved in the past five years and three in 2018 - Makena® SC AI, Generic EpiPen® and XYOSTED™ A Growing Combination Drug Device Company with 2018 Revenue of $63.6 Million Q119 revenue of $23.3M was the fifth consecutive quarter of total revenue growth 2019 revenue guidance - $95-$105 Million – a potential 50% to 65% increase over 2018 reported revenue Novel Drug Delivery Technology can provide numerous product opportunities and life cycle management solutions - Proprietary and Partnered revenue streams provide multiple opportunities for growth

NASDAQ: ATRS Antares Proprietary Commercial Products

PRODUCT FEATURES Easy to use and store at room temperature Fine (27-gauge) needle allows for rapid subcutaneous delivery of sesame oil solution (~10 seconds) Locking needle guard hides needle before, during, and after administration and reduces risk of needle stick injuries TE, testosterone enanthate XYOSTED™ Product Features See Full Prescribing Information including Boxed Warning and Important Safety Information at www.xyosted.com A New Choice in the Management of TESTOSTERONE DEFICIENCY The first and only weekly auto injector for TRT

Ctrough Stable For 52 Weeks Mean Ctrough (ng/dL) over 52 week “003” study 6 12 18 26 38 52 Week 1, pre-dose QST-13-003 treatment regimen demonstrated a mean steady state concentration of testosterone of 553.3 ± 127.3 ng/dL at 12 weeks Orange lines represent the defined range of 300 – 1100 ng/dL . . . . . . . . Baseline The safety of XYOSTED was evaluated in 2 clinical studies in a total of 283 men who received weekly subcutaneous doses for up to one year.  In these studies, the most commonly reported adverse reactions (>5%) were: hematocrit increased, hypertension, PSA increased, injection site bruising, and headache.

Unique Messaging: 98.5% of P3 XYOSTED™ patients achieved levels in the physiologic range With XYOSTED™, consistent steady state, physiologic levels are achieved in 6 weeks and then maintained over a year in the P3 study In a P3 clinical study, 99.4% of observed injections were virtually pain-free Co-pay program* for eligible commercially insured patients Potentially lower out of pocket than a generic Patient Hub Service : STEADYCare program Core Visual Aid Physician Leave-Behind Patient Brochure Core Launch Selling Messages & Tools * For more information go to www.xyosted.com

>5500 PATIENTS have been prescribed XYOSTED by ~1800 HCP’s The NEW Way to Deliver TRT EASE OF USE STEADY LEVELS WEEKLY DOSING VIRTUALLY PAIN FREE

WE ARE WORKING THROUGH THE TOUGHEST PART OF THE YEAR! 45% of XYOSTED business is Coming From New Patient Starts* and is Increasing 9

WE ARE WORKING THROUGH THE TOUGHEST PART OF THE YEAR! Broad Utilization Across all TRT Specialties 10

XYOSTED™ Monthly Prescription Trends Source: Symphony/Bloomberg Monthly Data 2,200 1710 Week Ended June 7 – XYOSTED™ TRX’s = 1000

TRT MARKET Monthly Trend – May 2019 Source - IQVIA™

ATRS Commercial Products OTREXUP® (methotrexate) injection Sumatriptan Injection USP OTREXUP® and Sumatriptan combined 2018 revenue - $29 million Q119 combined revenue - $7.5 million

NASDAQ: ATRS Antares Partnered Commercial Products

Teva’s Epinephrine Injection USP Approved Utilizing ATRS VIBEX® Device Teva’s generic EpiPen® was approved by FDA and made commercially available in limited quantities November 2018 – therapeutically equivalent and fully substitutable at the pharmacy Teva continues to manufacture drug and build supply – normalized inventory levels expected Q219 – Teva expects significant market share by the end of this year and continued growth in 2020 Antares 2019 revenue assumptions include Teva’s full commercial launch in the second half of 2019 Antares receives cost plus margin on devices sold to Teva plus mid to high single digit royalties on in-market sales of product EpiPen Jr. expected to launch in time for the back-to-school season According to the most recent Symphony monthly prescription data, Teva has a 24% share of the EpiPen market and a 17% share of the overall epinephrine market

Generic EpiPen® Monthly Prescription Trends Source: Symphony/Bloomberg Monthly Data

# Makena® hydroxyprogesterone caproate injection Utilizing ATRS QuickShot® Device


Makena
hydroxyprogesterone caproate injection
275 mg/1.1 mL Auto-Injector
FOR SUBCUTANEOUS INJECTION ONLY.
Rx ONLY

**Makena® - Used to Reduce the Risk of Preterm Birth in Certain At-Risk Women**

- AMAG/Makena® collaboration began in 2014

  **Alliance terms:**
  - Cost plus product transfer price (fully packaged QuickShot® device), plus royalty on net sales and sales performance milestones
  - Q119 ATRS Total Makena Revenue - $4.6 million

- ☑ **Efficient**
- ☑ **Discreet**
- ☑ **Administration friendly**

| | Subcutaneous injection | Intramuscular injection |
|---|---|---|
| Injection location |  Back of upper arm |  Upper-outer quadrant of the gluteus maximus |
| Injection duration | ~15 seconds | One minute or longer |
| Needle size | 27-gauge, 0.5" SQ needle | 21-gauge, 1.5" IM needle |

- **Q119 AMAG SC auto injector revenue of $37.8M – SC AI market share increased 7% to 54% of all FDA approved hydroxyprogesterone TRx's[1] – Continued favorable payer and prescriber support with broad payer coverage**

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1 - Specialty Pharmacy Demand Data; Valuecentric 867 Data; IQVIA

NASDAQ: ATRS Antares Development Pipeline

Antares Development Pipeline Product Preclinical Phase 1 Phase 2 Phase 3 Marketed Antares Proprietary and Partnered Products Teriparatide - Teva Exenatide - Teva ATRS-1701 - Neurology Methotrexate – Ectopic Pregnancy – (Orphan Status) Rescue Pen - Pfizer

NASDAQ: ATRS ATRS Q1 2019 Results

Q119 Significant Financial and Operational Achievements Record quarterly revenue of $23.3 million – an 83% increase vs. Q118 $18.3 million in product revenue – a 67% increase as compared to the same period one year ago Commercialized Proprietary Products: OTREXUP®, Sumatriptan, XYOSTED™ - $8.2M Partnered Products: Epi, Teriparatide, Makena®, Needle Free - $10.1M Royalty Revenue $4.1M Progress on XYOSTED™ and Generic EpiPen launches

ATRS Projected Five Year Revenue Growth Projected CAGR – 30.4% Guidance +14% vs. ‘15 +72% vs. ‘14 +17% vs. ‘17 +49% - 65% vs. ’18* * Percent increase based on 2019 guidance

ATRS – 2019 Potential Catalysts XYOSTED™ prescription growth Generic EpiPen® prescription growth Contribution from the Makena® SC auto injector product U.S. FDA approval and global launch of generic Forteo® 23

NASDAQ: ATRS Raymond James Life Sciences & MedTech Conference June 18, 2019 Robert F. Apple President & Chief Executive Officer